Subsequent Event (Notes)	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Subsequent Event [Abstract]
Subsequent Events [Text Block]
Subsequent Event

Third Equity Commitment Agreement

On October 29, 2019, the Company entered into the Third Equity Commitment Agreement (the “Third Equity Commitment Agreement”) among the Company, funds managed by Ares Management Corporation (“Ares”) and funds managed by Oaktree Capital Management (“Oaktree”). Pursuant to the Third Equity Commitment Agreement, the Company agreed to issue and sell 80,000 shares of newly designated Series B-3 Preferred Stock (the “Series B-3 Preferred Stock”) and 3,568,750 Warrants for an aggregate purchase price of $80.0 million (the “Initial Closing”). Consummation of the Initial Closing is subject to a number of conditions; however, funding is expected to occur within 12 business days from October 29th.

After the Initial Closing, Ares and Oaktree, pursuant to the Third Equity Commitment Agreement are each required, subject to certain conditions, to purchase up to an additional 15,000 shares (collectively 30,000 shares) of Series B-3 Preferred Stock and 515,625 Warrants (collectively 1,031,250 Warrants), resulting in additional proceeds to the Company in an amount of up to $30.0 million, if, by certain agreed upon dates, the Company has not repaid at least an additional $30.0 million under its term loan using excess cash and proceeds from the Rights Offering.

Rights Offering Agreement

On October 29, 2019, the Company entered into the Rights Offering Agreement (the “Rights Agreement”). Pursuant to the Rights Agreement, assuming all applicable conditions are satisfied, the Company has agreed to conduct a rights offering and to distribute a transferrable right, but not the obligation, to purchase Series B-3 Preferred Stock and warrants to purchase common stock to the holders of the Company’s outstanding common stock other than parties to the Third Equity Commitment Agreement and each of their director designees, the officers of the Company, and any related party of the foregoing (the “Rights Offering”). The Rights Offering will be subject to a maximum participation of 15,000 shares of Series B-3 Preferred Stock being issued, plus warrants at the rate of 5.5 per $160 of Series B-3 Preferred Stock purchased, an individual investment minimum of $50,000 and an individual investment maximum of the greater of the holder's pro rata share of the common stock eligible to participate and $2.25 million.

Preferred Stock Exchange Agreement

On October 29, 2019, the Company entered into the Preferred Stock Exchange Agreement (the “Exchange Agreement”). Pursuant to the Exchange Agreement, the holder of our Series A Preferred Stock has agreed to exchange 50% of its total Series A Preferred Stock outstanding into shares of Series B-3 Preferred Stock and Warrants at the Initial Closing. The number of shares of Series B-3 Preferred Stock to be issued in the exchange will be calculated by dividing the stated value (including unpaid accumulated and compounded dividends) of each share of Series A Preferred Stock to be exchanged by a price per share of Series B-3 Preferred Stock of $1,000. The number of warrants to be issued will be at a rate of 5.5 warrants per $160 of stated value of the Series A Preferred Stock exchanged.
Subsequent Event On March 13, 2019, the Company completed a sale-leaseback transaction related to certain assets that were acquired as part of our recent acquisitions of approximately $25.0 million.